                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 28, 2005
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                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

     New York                        0-3319                   13-1784308
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(State or other jurisdiction       (Commission               (IRS Employer
  of incorporation)                File Number)             Identification No.)

          One Commerce Park, Valhalla, NY               10595
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        (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (914) 686-3650
                                                           --------------

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          (Former name or former address, if changed since last report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

     On July 28, 2005, the registrant issued a press release announcing that its subsidiary, Del Medical Imaging Corp. ("DMI"), entered into two three-year agreements with Novation, the supply company of VHA Inc. ("VHA") and the
University HealthSystem Consortium ("UHC"), under which VHA and UHC member facilities will be able to access discounted pricing on DMI's radiographic and digital radiography systems.

     For additional information, reference is made to the press release attached hereto as EXHIBIT 99.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.
          Not Applicable

     (b)  Pro Forma Financial Information.
          Not Applicable

     (c)  Exhibits.
          99.01  Press release dated July 28, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DEL GLOBAL TECHNOLOGIES CORP.
                                           (Registrant)

Date:  July 29, 2005

                                  By: /s/ Mark A. Koch
                                      --------------------------------
                                      Mark A. Koch
                                      Principal Accounting Officer